Intangible and other assets (Tables)	12 Months Ended
Dec. 31, 2016
Intangible and other assets
Schedule of Intangible and other assets by major class
In millions	December 31,	2016	2015
Deferred costs (1)		$73	$75
Investments (2)		68	69
Intangible assets		67	71
Long-term receivables (1)		33	57
Other long-term assets (1)		47	48
Total intangible and other assets		$288	$320

(1)	In 2016, certain other assets were reclassified into new captions within intangible and other assets. This change has no impact on the Company’s previously reported balance sheet as Total intangible and other assets remain unchanged. The 2015 comparative figures have been reclassified in order to conform to the current year’s presentation.
(2)	As at December 31, 2016, the Company had $54 million (2015 - $56 million) of investments accounted for under the equity method and $14 million (2015 - $13 million) of investments accounted for under the cost method. See Note 17 - Financial instruments for the fair value of Investments.